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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 12, 2003



                          SYLVAN LEARNING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)




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                MARYLAND                                0-22844                              52-1492296
   (State or Other Jurisdiction of             (Commission File Number)         (IRS Employer Identification No.)
             Incorporation)

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                  1001 FLEET STREET, BALTIMORE, MARYLAND 21202
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (410) 843-8000



                1000 LANCASTER STREET, BALTIMORE, MARYLAND 21202
          (Former Name or Former Address, if Changed Since Last Report)




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EXPLANATORY NOTE

         ITEM 2 HAS BEEN DELETED.


ITEM 5.  OTHER EVENTS

1. On March 10, 2003, the Registrant entered into an Asset Purchase Agreement with Educate Operating Company, LLC, Apollo Sylvan, LLC, Apollo Sylvan II, LLC, Educate Inc. and Sylvan Ventures, L.L.C. This agreement specified that the Registrant would sell the assets composing its educational business and Sylvan Ventures would sell the right, title and interest in Connections Academy and eSylvan subject to the terms and conditions specified in the agreement. The Asset Purchase Agreement is attached as Exhibit 2.1 to this current report.

2. On March 10, 2003, the Registrant issued a press release announcing its decision to focus exclusively on growing its international and online university business by selling its K-12 education operating units and disbanding Sylvan Ventures. Attached as Exhibit 99.1 to this Current Report on Form 8-K is the text of the March 10, 2003 press release.

3. On March 10, 2003, the Registrant issued a press release providing its revised 2003 outlook following its decision to focus exclusively on post-secondary education. Attached as Exhibit 99.2 to this Current Report on Form 8-K is the text of this March 10, 2003 press release.

4. On March 10, 2003 an Option Exchange Agreement was entered into by and between the Registrant and certain key executive management members of the Registrant. Under this agreement the Registrant exchanged options to purchase its common stock for options to purchase shares of common stock of a subsidiary of the Registrant holding certain assets of the Registrant's Sylvan International Universities business segment. The Registrant executed this agreement in order to retain key executive management members. This Option Exchange Agreement is attached as
         Exhibit 10.1 to this Current Report.

5. In connection with the intention of management of the Registrant to disband Sylvan Ventures, the Registrant entered into a Purchase Agreement with Incubator Investment LLC on March 10, 2003. Subject to the terms and conditions specified in the agreement, Incubator Investment agreed to purchase from the Registrant 193,658 shares of the Registrant's common stock in exchange for 4.9121 units of membership


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         interest of Sylvan Ventures. This Purchase Agreement is attached as
         Exhibit 10.2 to this Current Report.

6. In connection with the intention of management of the Registrant to disband Sylvan Ventures, the Registrant entered into a Purchase Agreement with BBHT Educate Investment II, LLC on March 10, 2003. Subject to the terms and conditions specified in the agreement, BBHT Educate Investment II agreed to purchase from the Registrant 387,312 shares of the Registrant's common stock in exchange for 9.973 units of membership interest of Sylvan Ventures. This Purchase Agreement is attached as Exhibit 10.3 to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)      Exhibits.

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           2.1     Asset Purchase Agreement by and among Educate Operating
                   Company, LLC, Apollo Sylvan, LLC, Apollo Sylvan II, LLC, Educate Inc.. Sylvan Learning Systems, Inc and Sylvan Ventures, L.L.C dated March 10, 2003. The Registrant will provide the Commission with the attachments to the exhibit upon the Commission's request.

           10.1 Option Exchange Agreement by and between Sylvan Learning Systems, Inc. and Douglas L. Becker, R. Christopher Hoehn-Saric, Raph Appadoo and William C. Dennis, Jr. dated March 10, 2003.

           10.2 Purchase Agreement by and between Sylvan Learning Systems, Inc. and Incubator Investment LLC dated March 10, 2003.

           10.3    Purchase Agreement by and between Sylvan Learning
                  Systems, Inc. (the "Company") and BBHT Educate Investment II, LLC (the "Minority Investor") on March 10, 2003.

           99.1    Press Release of Sylvan Learning Systems, Inc. dated
                   March 10, 2003 announcing its decision to focus exclusively on growing its international and online university business by selling its K-12 education operating units and disbanding Sylvan Ventures.

           99.2    Press Release of Sylvan Learning Systems, Inc. dated
                   March 10, 2003 providing revised 2003 outlook following the decision to focus exclusively on post-secondary education.

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                         [Signature on following page.]


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                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SYLVAN LEARNING SYSTEMS, INC.



                                             /s/ ROBERT W. ZENTZ
                                             ----------------------------------
                                             Name:   Robert W. Zentz
                                             Title:  Senior Vice President
                                                     General Counsel


Date:  March 12, 2003